UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 1, 2006
                                                        ------------------

                                NVCN CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as specified in Charter)

                          Commission File No.  0-13187
                                              ---------

                                    Delaware
                 ----------------------------------------------
                 (State of Other Jurisdiction of Incorporation)

                                   13-3074570
                      ------------------------------------
                      (I.R.S. Employer Identification No.)


          2535 Pilot Knob Road, Suite 118, Mendota Heights, Minnesota
          -----------------------------------------------------------
                    (Address of Principal Executive Office)

                                     55120
                                   ----------
                                   (Zip Code)

        Registrant's Telephone Number, Including Area Code: (651) 452-1606

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 1, 2006, NVCN Corporation (the "Company") entered into a Share Exchange Agreement ("Agreement") with the sole shareholder of COMPANHIA MELHORALENTOS DE VILA BALNEARIA, S.A., a company organized under the laws of the Federative Republic of Brazil (herein "CMVB"), pursuant to which all of the issued and outstanding shares of CMVB will be exchanged for a quantity of newly issued preferred shares of the Company.

Item 9.01. Financial Statements and Exhibits.

(a) Exhibits Furnished.

99.1    Share Exchange Agreement, dated September 1, 2006.


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NVCN CORPORATION


Date:  September 7, 2006                By:  Gary Borglund
                                             ---------------------
                                             Gary Borglund
                                             Chief Executive Officer


                                 EXHIBIT INDEX
                                 -------------

Number                   Description
------                   -----------------------
10.1                     Share Exchange Agreement


                            SHARE EXCHANGE AGREEMENT

This Share Exchange Agreement (this "Agreement") is made as of September 1, 2006, by and between NVCN CORPORATION, a corporation organized under the laws of the State of Delaware (herein the "Company"), and the party identified on the signature page of this Agreement (herein the "CMVB Stockholder") as the sole stockholder of COMPANHIA MELHORALENTOS DE VILA BALNEARIA, S.A., a company organized under the laws of the Federative Republic of Brazil (herein "CMVB").

                               W I T N E S S E T H:

WHEREAS, the Company and the CMVB Stockholder desire to enter into a tax-free transaction under Section 368(a) of the Internal Revenue Code of 1986, as amended, pursuant to which the Company will transfer to the CMVB Stockholder, upon the terms and conditions set forth herein, a quantity of its convertible preferred stock, $0.001 par value (the "Company Preferred Stock"), the amount to be negotiated by the parties and fixed by an amendment to this Agreement by no later than September 30, 2006, in exchange for all of the outstanding capital shares of CMVB (herein the "CMVB Shares");

NOW THEREFORE, for the consideration herein stated and in further consideration of the premises and the mutual agreements, covenants and provisions herein contained, the parties hereto agree as follows:

     Section 1. The Transaction.

     a. Exchange of Shares. Subject to the terms and conditions herein contained, including the conditions set forth in Section 6 hereof, (i) the Company agrees to transfer to the CMVB Stockholder, and the CMVB Stockholder agrees to acquire from the Company on the Closing Date (as defined below), the Company Preferred Shares, free and clear of any lien, encumbrance, equity or adverse claim, all of which Company Preferred Shares, upon the issuance thereof in accordance herewith, shall be fully paid and non-assessable, and (ii) the CMVB Stockholder agrees to transfer to the Company, and the Company agrees to acquire from the CMVB Stockholder on the Closing Date (as defined below), the CMVB Shares, free and clear of any lien, encumbrance, equity or adverse claim, all of which CMVB Shares, upon the transfer thereof in accordance herewith, shall be fully paid and non-assessable.

     b. Company Actions. On or prior to the Closing Date: (i) the Company shall have completed an audit (herein the "Current Audit"), according to generally accepted accounting principles prevailing in the United States of America (herein "GAAP"), of its financial statements through June 30, 2006,
(ii) shall have filed with the Securities and Exchange Commission (herein the "SEC") all past due quarterly, annual and other required reports (herein the "SEC Reports"), (iii) shall have consummated in one or more transactions (collectively, the "Company Divestitures") the termination and/or assignment or divestiture to third parties of all of the Company"s current legally enforceable obligations and liabilities of every kind whatsoever arising prior to the date of this Agreement, such that the audited financial statements of the Company shall not include any such liabilities after the Closing Date, (iv) the Company shall have completed the process (herein the "BB Listing") of qualifying for the quotation of its registered shares on the Over-The-Counter Bulletin Board exchange maintained by the National Association of Securities Dealers, and v) the Company shall have taken all actions necessary to authorize and designate the Company Preferred Shares.

     Section 2. The Closing.

     a. Time and Place of Closing. The consummation of the transactions contemplated herein shall occur at a closing (the "Closing") to be held at 12:00 noon Eastern Time on Monday, October 30, 2006, at the offices of the Company located at 2535 Pilot Knob Road, Suite 118, Mendota Heights, Minnesota, or such other place, time, and date as may be mutually agreed upon by the parties. Such date is at times referred to herein as the "Closing Date."

     b. Actions to Be Taken. Upon satisfaction of all of the conditions set forth herein, (i) the Company shall execute and deliver to the CMVB Stockholder a duly executed stock certificate representing the Company Preferred Shares, duly registered in the name of the CMVB Stockholder and dated as of the Closing Date, (ii) The CMVB Stockholder shall execute and deliver to the Company the necessary instruments effective to transfer the CMVB Shares to and vest the same in the Company, and (ii) the Company shall deliver documentation to the CMVB Stockholder in sufficient detail to evidence the successful consummation of the Current Audit, the SEC Reports, the Company Divestitures, and the BB Listing.

     Section 3. Representations and Warranties of the CMVB Stockholder. The CMVB Stockholder represents and warrants to the Company as follows:

     a. Organization. CMVB is a company duly organized, validly existing and in good standing under the laws of the Federative Republic of Brazil and is duly qualified to do business and in good standing in each additional jurisdiction where such qualification is required. CMVB has all requisite corporate power and authority to conduct its business as presently being conducted and as proposed to be conducted and to own its properties.

     b. The CMVB Stockholder has all requisite power and authority to execute, deliver and perform all of his obligations under this Agreement.

     c. CMVB is the owner and holder, free and clear of any and all liens, mortgages or encumbrances, of that certain tract of undeveloped land (herein the "CMVB Property") consisting of 1.5 million square meters, situated in the State of Sao Paulo, Federative Republic of Brazil, more particularly described in various materials describing the CMVB Property which have been made available to the Company for examination.

     d. Authority. The execution and delivery by the CMVB Stockholder of this Agreement, the performance of their obligations hereunder and the consummation by them of the transaction contemplated or referenced hereby:

(i) have been duly authorized and do not require any CMVB
Stockholder to obtain any consents, approvals or authorizations which have not been obtained;

     (ii) do not violate any provision of any law, rule or regulation;

     (ii) do not and will not result in a breach or constitute a default under any material agreement to which CMVB or any CMVB Stockholder is a party or by which any of their properties are bound, including, without limitation, any indenture, loan or credit agreement, lease, debt instrument or mortgage; and

     (iii) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature upon or with respect to any of the properties of CMVB or any CMVB Stockholder.

     e. This Agreement has been duly executed and delivered by each of the CMVB Stockholder and constitutes the legal, valid and binding obligation of each of them, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors" rights or remedies generally.

     f. No Default. The CMVB Stockholder (i) is not in default under any law, rule or regulation, order, writ, judgment, injunction, decree, determination, award, indenture, loan or credit agreement, lease, debt instrument or mortgage or any other agreement, (ii) is not aware of any fact, circumstance, condition or other state of affairs that, with the giving of notice or the lapse of time, will constitute such default, and (iii) will not be in any such default by virtue of the transactions contemplated hereby.

     g. The CMVB Shares, when delivered to the Company as contemplated herein, will have been duly and validly authorized by all necessary action on the part of CMVB as of the Closing Date, will be fully paid and non-assessable, and such sale and delivery of the CMVB Shares will not be subject to any preemptive right of any party arising under law or the organizational documents of CMVB or any contractual right of first refusal or other right in favor of any person.

     h. Authorized Capital. The authorized capital of CMVB consists of one thousand capital shares, of which 10,000 CMVB Shares are issued and outstanding. There are no existing options, warrants, contracts, calls, commitments, demands or other agreements of any character to which CMVB or any CMVB Stockholder is a party relating to the authorized and issued or un-issued capital shares of CMVB. Each of the CMVB Shares which is issued and outstanding is fully paid and non-assessable. At no time has CMVB issued any capital shares not duly authorized on the date of issuance thereof. All issued and outstanding CMVB Shares have been issued in compliance with all applicable securities laws.

     i. Subsidiaries, Affiliates and Joint Ventures. On the Closing Date, CMVB shall not own or control, directly or indirectly, any interest in, or any commitment to acquire any such interest in, any corporation, firm, partnership or organization and shall not be a party to any joint venture or similar affiliation.

     j. Consents and Approvals. The execution and delivery by the CMVB Stockholder of this Agreement, the performance by each of him of his obligations hereunder and the consummation by him of the transactions contemplated hereby do not require any the CMVB Stockholder to obtain any consent, approval or action of, or make any filing with or give any notice to, any corporation, person or firm or any public, governmental or judicial authority.

     k. Litigation. There is no action, suit, claim, proceeding or investigation pending or (to the best knowledge of any the CMVB Stockholder) threatened against CMVB or the CMVB Stockholder that could either individually or in the aggregate have a material adverse effect on CMVB or result in any change in the current equity ownership of CMVB. CMVB is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or governmental agency or instrumentality (whether federal, state, local or foreign) that could have a material adverse effect on CMVB or result in any change in its current equity ownership. There is no action, suit, proceeding or investigation by CMVB currently pending or that it intends to initiate.

     l. Intellectual Property. CMVB does not own any licenses, patents (or applications therefor), patent disclosures, trademarks, service marks, trade names, copyrights (or applications therefor), inventions, discoveries, processes, know-how, scientific, technical, engineering and marketing data, formulae and techniques (collectively, "Intellectual Property"). The conduct of CMVB"s business prior to the date of this Agreement has not materially conflicted with or infringed on the Intellectual Property of any other person. CMVB has not granted any options, licenses or agreements of any kind relating to any Intellectual Property, nor is CMVB bound by or a party to any options, licenses or agreements with respect to the Intellectual Property of any other person or entity. CMVB is not currently obligated or under any existing liability to make royalty or other payments to any owner of, licensor of, or other claimant to, any Intellectual Property or other intangible asset in connection with the conduct of its business as conducted prior to the date of this Agreement. CMVB has not received any claim or any written communications alleging that it has violated or would violate any Intellectual Property rights of any other person or entity. None of the execution or delivery of this Agreement or any agreement contemplated hereby, or the operation of any business on or at the CMVB Property by the Company will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under, any contract, covenant or instrument under which CMVB or any CMVB Stockholder is obligated.

     m. Agreements; Action. CMVB is not a party to, or in any way obligated under, nor is any property or asset of CMVB subject to, any contract, lease or other obligation, absolute or contingent. CMVB has not engaged in the past twelve months in any discussion with any representative of any corporation or corporations regarding the consolidation or merger of CMVB with or into any such corporation or corporations, the sale, conveyance or disposition of all or substantially all of the assets of CMVB or a transaction in which more than fifty (50%) percent of the voting power of CMVB is disposed of, or any other form of acquisition, liquidation, dissolution or winding up of CMVB.
         n. Properties. CMVB does not own or lease any properties or assets except the CMVB Property.

     o. Licenses. CMVB does not have any licenses or permits (federal, state, foreign or local). As of the date of this Agreement, no CMVB Stockholder has any knowledge of any actual or threatened proceeding or other circumstance which could result in the refusal of any federal, state, foreign or local government agency to issue any such licenses or permits which the Company may consider necessary in the future to operate the CMVB Property.

     p. Financial Statements.

(i) The CMVB Stockholder has delivered to the Company the consolidated and unaudited balance sheet of CMVB and its subsidiary as of June 30, 2006, and the related statements of operations, stockholders" equity (deficiency) and cash flows for the years ended December 31, 2004 and 2005 (hereinafter collectively referred to as the "CMVB Financial Statements").

(ii) The CMVB Financial Statements present fairly the consolidated financial position of CMVB as at the respective dates thereof and the related statements of operations, stockholders" equity (deficiency) and cash flows for the years ended on such dates fairly present the results of operations, stockholders" equity and accumulated deficit, and cash flows for the respective periods covered thereby.

(iii) The CMVB Financial Statements, including the schedules and notes thereto, were prepared in accordance with GAAP throughout the periods indicated.

(iv) The books and records of CMVB, true and complete copies of which have been provided to the Company heretofore, fairly reflect the assets, liabilities and operations of CMVB and the CMVB Financial Statements are in conformity therewith.

    (v) Except as expressly stated in this Agreement, since the respective dates of the CMVB Financial Statements, there has been no material adverse change in the financial condition or operations of CMVB nor has there been any event which has occurred on or prior to the date hereof which in any way has or which will have such a material adverse effect.

     q. Liabilities. CMVB is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

     r. Accounting. CMVB maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP.

     s. Undisclosed Liabilities. Except as and to the extent reflected or reserved against in the CMVB Financial Statements, as of the respective dates of the Financial Statements, there were no debts, liabilities or obligations of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, including, without limitation, liabilities or obligations on account of taxes or other governmental charges or penalties, interest or fines thereon or in respect thereof.

     t. Since the respective dates of the CMVB Financial Statements, CMVB has not incurred any liabilities or obligations outside the ordinary course of business. CMVB does not know of any basis for the assertion against CMVB of any debt, liability or obligation not fully reflected or reserved against in the CMVB Financial Statements.

     u. Inter-company and Affiliate Transactions; Insider Interests. There are no transactions, inter-company agreements or arrangements of any kind, direct or indirect, between CMVB and any director, officer, employee, stockholder or relative or affiliate thereof, including, without limitation, loans, guarantees or pledges to, by or for CMVB from, to, by or for any of such persons, that will be in effect on the Closing Date.

     v. Taxes.

     (i) CMVB has (A) filed all tax returns required to be filed by any jurisdiction to which it is or has been subject, (B) paid in full all taxes due and all taxes claimed to be due by each such jurisdiction, and any interest and penalties with respect thereto, subject to audit by the taxing authority of such jurisdiction, (C) fully accrued on its books all taxes for any periods which are not yet due, and (D) made timely payments of the taxes required to be deducted and withheld from the wages paid to its employees.

     (ii) All tax returns, schedules, declarations and other tax related documents filed by CMVB correctly reflect income, expense, deductions, credits and loss carryovers of CMVB.

     (iii) CMVB has not received any notice of deficiency or assessment or proposed deficiency or assessment from any federal, state, local or foreign taxing authority which has not been paid.

     (iv) There are no agreements, consents or waivers by CMVB for the extension of the time for the assessment of any taxes or deficiencies against CMVB or with respect to any of its operations or assets, and no power of attorney granted by CMVB with respect to any matter relating to taxes is currently in force.

     w. Insurance. CMVB has no contracts of insurance in force as of the date of this Agreement, and it shall have none on the Closing Date.

     x. Employee Benefit Plans. CMVB does not maintain or contributes to, nor has it heretofore maintained or contributed to, any "employee benefit plan", including, but not limited to, any option, bonus, percentage compensation, profit sharing, deferred compensation, retirement, pension or union plan, or any other agreement, policy or practice providing pension or welfare benefits to current or former employees of CMVB.

     y. Environmental Matters. Notwithstanding anything to the contrary contained in this Agreement and in addition to the other representations and warranties contained herein:

     (i) The operations of CMVB are in compliance with all applicable laws, regulations and other requirements of applicable governmental or regulatory authorities or duties under the common law relating to toxic or hazardous substances, wastes, pollution or to the protection of health, safety or the environment (collectively, "Environmental Laws") and CMVB has obtained and maintained in effect all licenses, permits and other authorizations or registrations (collectively "Environmental Permits") currently required under all Environmental Laws and is in compliance with all such Environmental Permits.

     (ii) CMVB has not performed or suffered any act which could give rise to, nor has it otherwise incurred, liability to any person (governmental or not) under any Environmental Laws, nor has CMVB received notice of any such liability or any claim therefor or submitted notice to any governmental agency with respect to the CMVB Property.

     (iv) To the best knowledge of CMVB, no hazardous substance, hazardous waste, contaminant, pollutant or toxic substance (as such terms are defined in any applicable Environmental Laws and collectively referred to herein as "Hazardous Materials") has been released, placed, dumped or otherwise come to be located on, at, beneath or near the CMVB Property or any surface waters or groundwaters thereon or thereunder in violation of any Environmental Laws or that could subject CMVB to liability under any Environmental Laws.

(v) CMVB does not own, lease or operate, and neither has it in the past owned leased or operated, aboveground or underground storage tanks.

(vi) With respect to any or all of the property interests of CMVB,
(A) there are no asbestos-containing materials, urea formaldehyde insulation, polychlorinated biphenyls or lead-based paints present at the CMVB Property, and (B) there are no wetlands, as defined under any Environmental Law, located on any such properties.

(vii) The CMVB Property (A) has not been used or is now used for the generation, transportation, storage, handling, treatment or disposal of any Hazardous Materials (other than de minimum quantities of Hazardous Materials used in the normal course of business and in compliance with all applicable Environmental Laws), and (B) is not identified on any governmental listing of sites which require or might require environmental cleanup.

(viii) To the best knowledge of CMVB, no condition exists on the CMVB Property that upon the failure to act, the passage of time or the giving of notice would give rise to liability under any Environmental Law.

(ix) To the best knowledge of CMVB, there are no ongoing investigations or negotiations, pending or threatened administrative, judicial or regulatory proceedings, or consent decrees or other agreements in effect that relate to environmental conditions in, on, under, about or related to CMVB or the CMVB Property.

     z. Labor Relations. CMVB has no employees, and is not bound by or subject to any written or oral contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of CMVB, has sought to represent any of the employees of CMVB.

aa. Compliance with Applicable Laws. The operations of CMVB and the CMVB Property have been conducted at all pertinent times in accordance with all applicable laws, regulations, orders and other requirements of all courts and other governmental or regulatory authorities having jurisdiction over CMVB and its assets, properties and operations. CMVB has not received notice of any violation of any such law, regulation, order or other legal requirements, nor is it in default with respect to any order, writ, judgment, award, injunction or decree of any federal, state or local court or governmental or regulatory authority or arbitrator, domestic or foreign, applicable to CMVB or any of its assets, properties or operations. CMVB has no knowledge of any proposed change in any such laws, rules or regulations (other than laws of general applicability) that would adversely affect the transactions contemplated by this Agreement.

     bb. No Material Adverse Change. Except as contemplated by this Agreement, since June 30, 2006, there has been no change in the business, properties, assets, condition (financial or otherwise), prospects, liabilities or operations of CMVB which, individually or in the aggregate has had, or is reasonably likely to have, a material adverse effect on the business or financial condition of CMVB. CMVB is not aware of any fact or facts which, individually or in the aggregate, is or are reasonably likely to have a material adverse effect on the business or financial condition of CMVB.

     cc. Accuracy of Information. None of the representations, warranties or statements of the CMVB Stockholder contained in this Agreement, or in the schedules or exhibits hereto, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make any of such representations, warranties or statements not misleading. All information relating to CMVB which is known or would on reasonable inquiry be known to the CMVB Stockholder and which may be material to a purchaser for value of the CMVB Shares has been disclosed in writing to the Company and any such information arising on or before the Closing Date will forthwith be disclosed in writing to the Company.

     dd. Acquisition Entirely for Own Account. The Company Preferred Shares will be acquired by the CMVB Stockholder for investment for his own account, not as a nominee or agent, and not with a view to reselling, granting any participation in or otherwise distributing any of the Company Preferred Shares in a manner contrary to the Securities Act of 1933 or any applicable federal or state securities law, and the CMVB Stockholder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person with respect to the Company Preferred Shares. Notwithstanding the foregoing, the CMVB Stockholder may sell, transfer or assign all or any part of his Company Preferred Shares to an affiliate.

     ee. Stock Legend. The CMVB Stockholder acknowledges that none of the Company Preferred Shares have been registered under the Securities Act of 1933, as amended (the "Act") or applicable state securities laws, and that, accordingly, the Company Preferred Shares are characterized as "restricted securities" under the Act and cannot be sold or transferred unless subsequently registered under the Act or an exemption from such registration is available. In this connection, such CMVB Stockholder represents that he is familiar with Rule 144 of Regulation D as presently in effect, and understands the resale limitations imposed thereby and by the Act. In addition, he understands that the certificates evidencing the Company Preferred Shares will bear a legend substantially as follows: "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

     ff. Access to Information. The CMVB Stockholder acknowledges that he has been given access to information regarding the Company including, in particular, the current financial condition of the Company, its regulatory status and the risks associated therewith, and has utilized such access to his satisfaction for the purpose of obtaining information about the Company sufficient for purposes of the transactions contemplated by this Agreement.

     gg. Sophistication. The CMVB Stockholder is a sophisticated investor, is able to fend for himself in the transactions contemplated by this Agreement, and has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of his prospective investment in the Company Preferred Shares.

     Section 4. Representations and Warranties of the Company. The Company represents and warrants to the CMVB Stockholder that:

     a. Necessary Authorization and Approval. The Company has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All acts and other proceedings required to be taken by or on the part of the Company to authorize it to carry out this Agreement and the transactions contemplated hereby have been duly and properly taken. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors" rights or remedies generally. Neither the execution, delivery or performance of this Agreement nor the consummation of the transactions contemplated hereby is prohibited by, or requires the Company to obtain any consent, authorization, approval or registration under, any law, rule or regulation, other than as contemplated hereby, or any judgment, order, writ, injunction or decree, which is binding on the Company or the terms of any contract to which the Company is a party.
     b. Securities Laws; Restricted Securities. The Company acknowledges that none of the CMVB Shares have been registered under the Securities Act of 1933, as amended (the "Act") or applicable state securities laws, and that, accordingly, the CMVB Shares are characterized as "restricted securities" under the Act and cannot be sold or transferred unless subsequently registered under the Act or an exemption from such registration is available. In this connection, The Company represents that it is familiar with Rule 144 of Regulation D as presently in effect, and understands the resale limitations imposed thereby and by the Act.

     c. Access to Information. The Company acknowledges that it has been given access to information regarding CMVB and the CMVB Property including, in particular, the current financial condition of CMVB and the risks associated therewith, and has utilized such access to its satisfaction for the purpose of obtaining information about CMVB.

     d. Sophistication. The Company is a sophisticated investor, is able to fend for itself in the transactions contemplated by this Agreement, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of a prospective investment in the CMVB Shares.

     e. At or prior to the Closing, the Company will have completed the Current Audit, the SEC Reports, the Company Divestitures, and the BB Listing, except as the CMVB Stockholder may expressly agree in writing, it being understood that any such consent and/or waiver by the CMVB Stockholder may be given or withheld by the CMVB Stockholder in his sole and absolute discretion. The Company acknowledges that such Current Audit, SEC Reports, Company Divestitures, and BB Listing each constitute a condition to the obligations of the CMVB Stockholder on the Closing Date.

     f. Salaries and Employment Agreements; Employee Benefits. As of the Closing Date and except as incurred in the ordinary course of business since July 1, 2006, the Company will have no liabilities including but not limited to any obligations (i) to any current or former directors, officers, employees or agents of, or any consultants to, the Company or (ii) under any defined benefit and defined contribution pension or retirement plan, stock ownership plan, employment or consulting agreement, executive compensation plan, bonus plan, incentive compensation plan or arrangement, deferred compensation agreement or arrangement, agreement with respect to temporary employees or leased employees, vacation pay, sickness, disability or death benefit plan (whether provided through insurance, on a funded or unfunded basis or otherwise), employee stock option or stock purchase plan, severance pay plan, arrangement or practice, change in control agreement, retention plan or agreement, retiree medical or life insurance benefits plan, each other employee benefit plan, program or arrangement ("Benefit Plans").

     g. Insurance. As of the Closing Date and except as incurred in the ordinary course of business since July 1, 2006, the Company will have no insurance policies pertaining to the operations or business of the Company currently in effect.

     h. Leased Property. As of the Closing Date and except as incurred in the ordinary course of business since July 1, 2006, there shall exist no leases of real or personal property to which the Company is a party, either as lessor or lessee.
     i. Real Property. As of the Closing Date and except as herein provided or as incurred in the ordinary course of business since July 1, 2006, the Company shall not have or be obligated to sell or acquire any interest of any kind in any real property.

     j. Other Assets. As of the Closing Date and except as incurred in the ordinary course of business since July 1, 2006, the Company shall not have or be obligated to sell or acquire any interest of any kind in any machinery, equipment, furniture, fixtures or leasehold improvements.

     k. Subsidiaries; Joint Ventures. As of the Closing Date and except as may otherwise be approved in advance by the CMVB Stockholder, the Company shall not have or be obligated to sell or acquire any interest of any kind in any stock or equity interest of the Company or in any other corporation, firm, partnership or organization.

     l. Contracts. As of the Closing Date, and except as provided or otherwise permitted hereunder or approved in advance by the CMVB Stockholder, the Company shall not be party to any written or oral contract or any loan agreements, notes, instruments, indemnification agreements or other documents relating to indebtedness of or to the Company.

     5.  Delivery of Documentation by CMVB Stockholder to the Company.

     a. Current Information to be Supplied. The CMVB Stockholder has delivered or made available to the Company the following documents relating to CMVB and the CMVB Property, all of which are represented by the CMVB Stockholder to be true, correct and complete:

     (i) Charter and By-laws. Copies of (A) the organizational documents , as amended to date, of CMVB, certified as true, correct and complete by an appropriate officer of CMVB.

     (ii) Minutes. Minutes of all meetings of, or other evidence of action taken by CMVB and its managing directors.

     b. Pre-Closing Agreements and Rights. The CMVB Stockholder has delivered or made available to the Company all pertinent documents and schedules of information relating to CMVB and the CMVB Property covering the period prior to the Closing, and such CMVB Stockholder represents and warrants that such documents and schedules of information are true, correct and complete.

     c. Return of Documents. In the event that the Closing shall not take place, the Company agrees that it will return promptly to the CMVB Stockholder or cause to be destroyed all documents (including copies thereof) which shall have been furnished to the Company, or any of its advisors or counsel in connection with the transactions contemplated by this Agreement and will hold in strict confidence and will not use or disclose to any third party any confidential information concerning CMVB obtained from such documents or otherwise in connection with the transactions contemplated hereby (except as may be required by law or regulations or unless and until such time as CMVB shall have advised the Company that such information is not confidential). In the event that the Company elects to destroy such documents, the Company shall furnish certificates from appropriate authorized representatives of the Company, its advisors or counsel to the effect that all such copies have been so destroyed.
     6.   Conditions of Closing.

     a. Conditions to the Obligations of the Company. All obligations of the Company under this Agreement with respect to the exchange of securities on the Closing Date are subject to the fulfillment, prior to or at the Closing, of each of the following conditions, except to the extent that the Company may waive any one or more thereof:

(i) The representations and warranties of the CMVB Stockholder contained in this Agreement (including the information contained in any due diligence disclosures delivered pursuant to this Agreement, all of which are collectively referred to as the "Representations and Warranties") shall be true on and as of the Closing Date, with the same effect as if said representations and warranties had been made and such due diligence disclosures had been delivered on and as of the Closing Date.

(ii) The CMVB Stockholder shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by him prior to or at the Closing.

(iii) Since June 30, 2006, there shall have been no material adverse change in the business, operations, results of operations or condition (financial or otherwise) of CMVB.

(iv) The Company shall have been furnished with a certificate of the CMVB Stockholder, dated the Closing Date, certifying (A) that the CMVB Stockholder has fulfilled each of the conditions herein precedent to the obligations of the Company, and (B) that to the best of his knowledge no fact or condition exists or is contemplated or threatened which might result in the future in a material adverse change in the business, operations, results of operations or condition (financial or otherwise) or prospects of CMVB or the CMVB Property.

(v) Since June 30, 2006, the business of CMVB shall have been conducted only in the ordinary course, and the Company shall have been furnished with a certificate of CMVB, dated the Closing Date, certifying, in such detail as the Company may request, to the fulfillment of the foregoing condition.

(vi) The CMVB Stockholder shall have obtained and delivered to the Company all necessary consents to the transactions contemplated by this Agreement, which consents shall be in form and substance satisfactory to the Company. The CMVB Stockholder shall have supplied or made available to the Company all information referred to in Section 5(a).

(vii) On the Closing Date, (A) there shall be no injunction, restraining order or order of any nature issued by any court of competent jurisdiction which directs that this Agreement or any material transaction contemplated hereby shall not be consummated as herein provided or compels or would compel the Company to dispose of or discontinue the business or a portion of the business of CMVB as a result of the consummation of any of the transactions contemplated hereby; and (B) there shall be no suit, action or other proceeding by any person pending before any court or governmental agency, or threatened to be filed or initiated, which, in the opinion of the Company, is likely to result in the restraint or prohibition of the consummation of any transaction contemplated hereby or the obtaining of an amount in payment of damages from or other relief against any of the parties hereto or against any director or officer of the Company or any of its affiliates, in connection with the consummation of any transaction contemplated hereby.

(viii) The Company shall have received a favorable opinion, dated the Closing Date, and addressed to the Company, to the effect that: (A) CMVB is a company duly incorporated and organized, validly existing and in good standing under the laws of the Federative Republic of Brazil, (B) CMVB has all requisite power and authority to conduct its business as presently conducted and to own the CMVB Property, (C) the CMVB Stockholder has all requisite authority to execute, deliver and perform all of his obligations under this Agreement, (D) this Agreement and each other agreement executed in connection herewith has been duly authorized, executed and delivered by the CMVB Stockholder and constitutes the legal, valid and binding obligation of the CMVB Stockholder, enforceable in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors" rights or remedies generally, (E) The CMVB Shares have been duly and validly authorized and issued by all necessary action on the part of CMVB, are freely transferable by the CMVB Stockholder as contemplated hereby, and when sold, assigned and delivered to the Company pursuant to this Agreement will be duly and validly issued, fully paid and non-assessable, (F) the authorized capital of CMVB consists of 100,000 capital shares, of which 10,000 CMVB Shares have been validly issued and are outstanding on the date hereof, (G) to the best knowledge of such counsel, there are no existing options, warrants, contracts, calls, commitments, demands or other agreements of any character to which CMVB or the CMVB Stockholder is a party relating to the authorized and issued or unissued capital shares of CMVB, (H) CMVB is not subject to or bound by any provision of
(1) any law, statute, rule, regulation or judicial or administrative decision,
(2) any mortgage, deed of trust, lease, note, shareholders" agreement, bond, indenture, other instrument or agreement, license, permit, trust, custodian-ship, other restriction, or (3) any judgment, order, writ, injunction or decree of any court, governmental body, administrative agency or arbitrator, that would prevent or be violated by or that would result in the creation of any lien or encumbrance as a result of, or under which there would be a default or right of termination as a result of, the execution, delivery and performance by the CMVB Stockholder of this Agreement and the consummation of the transactions contemplated hereby, (I) No consent, approval or authorization of or declaration or filing with any person is required for the valid execution, delivery and performance by the CMVB Stockholder of this Agreement and the consummation of the transactions contemplated thereby,. (J) the consummation of the transactions contemplated hereby do not conflict with any provision of CMVB"s organizational documents or charter.

(ix) All proceedings, corporate or otherwise, to be taken by the CMVB Stockholder in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be satisfactory in form and substance to the Company and the CMVB Stockholder shall have made available to counsel for the Company all records and documents relating to the business and affairs of CMVB which such counsel may reasonably request in connection with its review as aforesaid.

(x) CMVB shall have delivered to the Company (A) a copy of its organizational documents and charter, including all amendments thereto, certified as being true and complete by the authorized representative of CMVB as of the Closing Date, (B) a certificate from the appropriate government official of the Federative Republic of Brazil to the effect that CMVB is in existence and good standing in such jurisdiction and listing all charter documents of CMVB on file as of the date of such certificate (which shall be no more than thirty days prior to the Closing Date), and (C) a certificate from the appropriate official in each other jurisdiction in which CMVB is qualified to do business to the effect that CMVB is qualified as a foreign company in good standing in such jurisdiction as of the date of such certificate (which shall be no more than thirty days prior to the Closing Date).

(xi) The board of directors of the Company shall have approved the consummation of the transactions contemplated by this Agreement.

(xii) CMVB shall have delivered to the Company copies of all of the minute books, files, documents, papers, agreements, books of account and records in its possession or control pertaining to the CMVB Property prior to the Closing Date.

(xiii) The Company shall have successfully completed the Current Audit, the SEC Reports, the Company Divestitures, the BB Listing, and the authorization and designation of the Company Preferred Shares.

     b. Conditions Precedent to the Obligations of the CMVB Stockholder. All obligations of the CMVB Stockholder hereunder are subject to:

(i) The representations and warranties of the Company contained in this Agreement being true on and as of the Closing Date with the same effect as if said representations and warranties had been made on and as of the Closing Date.

(ii) The Company shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

(iii) Since June 30, 2006, there shall have been no material adverse change in the business, operations, results of operations or condition (financial or otherwise) of the Company.

(iv) The CMVB Stockholder shall have been furnished with a certificate of the designated representative of the Company, dated the Closing Date, certifying
(A) that such certificate is made under authorization of the board of directors of the Company, (B) that the Company has fulfilled each of the conditions herein precedent to the obligations of the CMVB Stockholder (except for any such conditions which have been expressly waived), and (C) that to the best knowledge of the Company no fact or condition exists or is contemplated or threatened which might result in the future in a material adverse change in the business, operations, results of operations or condition (financial or otherwise) or prospects of the Company.

(iv) The Company shall have amended its certificate of incorporation to authorize the Company Preferred Shares, with designation of such rights as the Company and each of the CMVB Stockholder shall have approved in advance of the Closing Date.

     7. Survival of Representations, Warranties and Covenants; Indemnification.

     a. Representations and Warranties. The representations, warranties and covenants of the parties contained herein and in any certificate, instrument or schedule delivered on the Closing Date, or prior thereto shall be deemed to have been relied upon notwithstanding any investigation heretofore or hereafter made or omitted by the other parties and shall continue in full force and effect for three (3) years following the Closing Date.

     b. Survival of Covenants. All covenants made in this Agreement which by their terms are to be performed after the Closing shall survive the Closing, until they are performed.

     c. Indemnification. The Company, on the one hand, and the CMVB Stockholder, on the other hand, shall indemnify and hold harmless the other party and its affiliates, and all of its officers, directors, employees, agents, members and shareholders (each an "Indemnitee") to the full extent permitted in law and equity from and against any and all losses, claims actions, costs, damages (including without limitation consequential damages) or expenses (including without limitation reasonable attorneys" fees and expenses) (collectively, "Losses") resulting from, related to or in connection with (i) any misrepresentations, or any non-fulfillment of any representation, warranty, covenant, obligations or agreement by the Indemnifying Party contained in or made pursuant to this Agreement or in any other agreement, officer"s certificate or other certificate delivered in connection with this Agreement,
(ii) any litigation, action, claim, proceeding or investigation by any third party relating to or arising out of (x) such party"s business or operations prior to the Closing Date or (y) the transactions contemplated hereby, and
(iii) the enforcement by the Indemnitee of its rights pursuant to this Section 7, or any litigation, proceeding or investigation relating to any of the foregoing. In addition, the Indemnifying Party shall advance or reimburse to each Indemnitee, on demand and prior to a final determination, any and all expenses reasonably incurred by such Indemnitee in investigating, preparing for, defending or taking any other action in respect of any such Loss or any proceeding related thereto, whether or not such Indemnitee is a party to such proceeding.

     d. None of the representations and warranties of a party set forth in this Agreement shall effect or in any way impair such party"s ability to pursue any remedies available to it under this Agreement.

     8.   Notice and Opportunity to Defend.

     a. Notice of Asserted Liability. Promptly after receipt by any Indemnitee of notice of any demand, claim or circumstances which, with the lapse of time, would give rise to a claim or the commencement (or threatened commencement) of any action, proceeding or investigation (an "Asserted Liability") that may result in a Loss, the Indemnitee shall give notice thereof (the "Claims Notice") (which shall also be given as to any claims resulting from the inaccuracy of any of the Representations or Warranties or the non-fulfillment of a covenant) to any other party (or parties) obligated to provide indemnification pursuant to Section 7 (the "Indemnifying Party"). The Claims Notice shall describe the Asserted Liability in reasonable detail, and shall indicate the amount (estimated, if necessary) of the Loss that has been or may be suffered by the Indemnitee.

     b. Opportunity to Defend. The Indemnifying Party may elect to compromise or defend, at its own expense and by its own counsel, any Asserted Liability. If the Indemnifying Party elects to compromise or defend such Asserted Liability, it shall within 30 days (or sooner, if the nature of the Asserted Liability so requires) notify the Indemnitee of its intent to do so, and the Indemnitee shall cooperate with all reasonable requests, in the compromise of, or defense against, such Asserted Liability. If the Indemnifying Party elects not to compromise or defend the Asserted Liability, fails to notify the Indemnitee of its election as herein provided or contests its obligation to indemnify under this Agreement, the Indemnitee may pay, compromise or defend such Asserted Liability. If the Indemnifying Party chooses to defend any claim, the Indemnitee shall make available to the Indemnifying Party any books, records, other documents or personnel within its control that are necessary or appropriate for such defense.

     9. Management of CMVB Property. During the period from the date of this Agreement to the Closing Date, the Company shall be responsible for developing a master development plan for the CMVB Property, for which the Company shall be compensated as the Parties shall agree in writing, which agreement shall be expressed in a written amendment to this Agreement.

     10. Waiver or Modification of Agreement. No provision of this Agreement may be amended, waived or otherwise modified except by an instrument in writing signed by the Company and the CMVB Stockholder; provided, however, that any party hereto which is entitled to the benefits of this Agreement may, and has the right to, waive or modify in writing any term or condition hereof for his or its benefit at any time on or prior to the Closing Date.

     11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     12. Finders, etc. The CMVB Stockholder represents and warrants that neither he nor anyone acting on his behalf has made any commitment or done any other act which would create any liability of the Company for any brokerage, finder"s or similar fee or commission in connection with the transactions contemplated by this Agreement. The Company represents and warrants that, neither it nor anyone acting on its behalf has made any commitment or done any other act which would create any liability for any brokerage, finder"s or similar fee or commission in connection with the transactions contemplated by this Agreement.

     13. Press Releases, etc. Except as required by law, neither the Company nor the CMVB Stockholder shall issue any press release or other information to the press relating to this Agreement, without the prior written consent of the other party.

     14. Notices, etc. All notices, requests, demands and other communications hereunder shall be given in writing (which includes facsimile transmission):

         a.  if to the Company, at:

                      NVCN CORPORATION
                      Attn: Gary Borglund
                      2535 Pilot Knob Road, Suite 118
                      Mendota Heights MN 55120
                      Fax: (651) 452-5828

         b.  if to the CMVB Stockholder, at:

                      COMPANHIA MELHORALENTOS DE VILA BALNEARIA, S.A.
                      Attn: Mr. Hugo Garcia Kroger
                      Rua Pirandello 443
                      Brooklin, Sao Paulo
                      Sao Paulo, Brasil CEP 04623-000
                      Fax: +(55)(11) 5542-7576

(or to such other address as such person shall specify by notice hereunder), and shall be deemed to be effective when given in such manner, provided, that any notice given other than in writing by registered or certified mail shall be confirmed in writing by registered or certified mail.

     15. Opinion of Counsel. The CMVB Stockholder hereby acknowledges that he has irrevocably instructed his counsel to deliver, to and for the benefit of the addressees thereto, the opinion of such counsel referred to hereinabove and required by Section 6(a)(viii) of this Agreement.

     16. Section and Paragraph Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     17. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     18. Expenses of Parties. Each of the parties hereto shall bear all expenses incurred by such party in connection with this Agreement including, without limitation, the charges of their respective counsel, financial advisors, accountants and finders, if any.

     19. Successors and Assigns. The respective rights and obligations of the parties hereto shall not be assignable without the prior written consent of the other party, except that the Company may freely assign its rights and obligations hereunder to any affiliate of the Company without the prior written consent of the CMVB Stockholder. This Agreement shall be binding upon and inure to the benefit of the heirs, successors and permitted assigns of the parties hereto.

     20. Entire and Sole Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes all prior agreements, representations, warranties, statements, promises, information, arrangements and understandings, whether oral or written, express or implied, with respect to the subject matter hereof. None of the parties hereto shall be bound by or charged with any oral or written agreements, representations, warranties, statements, promises, information, arrangements or understandings not specifically set forth in this Agreement or in the documents, instruments and other things to be delivered on or before the Closing Date in connection with this Agreement. The parties hereto further acknowledge and agree that, in entering into this Agreement and in delivering the documents, instruments and other things to be delivered on or before the Closing Date, they have not in any way relied, and will not in any way rely, upon any oral or written agreements, representations, warranties, statements, promises, information, arrangements or understandings, express or implied, not specifically set forth in this Agreement or in such documents, instruments or other things to be delivered hereunder.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


The "Company"`               NVCN CORPORATION,
                             a Delaware Corporation

                         By:

                             Gary Borglund
                             ------------------------
                             Name: Gary Borglund
                             Title: Chairman and Chief Executive Officer

The "CMVB Stockholder"

                              Hugo Garcia Kroger

                              __________________________________________
                              Name: Hugo Garcia Kroger
                              Passport No.
                              Number of CMVB Shares Held: 10,000